UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 6, 2008
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Date of Report (Date of earliest event reported)

     ELITE PHARMACEUTICALS, INC.
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(Exact name of Company as specified in its charter)

Delaware	001-15697	22-3542636
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647
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(Address of principal executive offices)

(201) 750-2646
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 (Company’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective as of November 6, 2008, Elite Pharmaceuticals, Inc., a Delaware corporation (the “Registrant”), appointed Chris Dick, the Chief Operating Officer of the Registrant, as its Acting Chief Executive Officer and Jerry I. Treppel, a member of the Registrant’s Board of Directors, as the Chairman thereof.

Item 9.01.	Financial Statements and Exhibits

a)	Not applicable.
b)	Not applicable.
c)	Not applicable.
d)	Exhibits

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2008

ELITE PHARMACEUTICALS, INC.

By:	/s/ Chris Dick
Chris Dick
Acting Chief Executive Officer